Exhibit 10.1

厂房租赁合同

Factory Premises Leasing Contract

(1) 出租方（甲方）：

(1)	Lessor (Party A):

【上海马力索精密机械有限公司】

【Shanghai MarisoPrecision Machinery Co., Ltd】

法定地址：

Legal Address:

【上海市浦东新区秀浦路3500号】

【Shanghai City, Pudong New District, Xiupu Road, No. 3500】

(2)承租方（乙方）：

(2)	Lessee (Party B):

【上海起阁动力科技有限公司】

【Shanghai Qige Power Technology Co., Ltd】

法定地址：

Legal Address:

【上海市浦东新区秀浦路3500号1幢B楼1层104室】

【Shanghai City, Pudong New District, Xiupu Road, No. 3500, Building 1, Block B, Floor 1, Room 104】

签订日期：2021年4月15日

Date of signing: April 15, 2021

签订地： 上海

Place of signing: Shanghai

第一条 租赁合同书

[English Translation of Attached Chinese Document]

Article 1 Leasing contract

1.1甲方：上海马力索精密机械有限公司，是一家根据中华人民共和国（“中国”）法律组建并存续的法人，具有签订本合同书的民事行为能力，其法定地址是上海市浦东新区秀浦路3500号。

1.1 Party A: Shanghai Mariso Precision Machinery Co., Ltd is a legal representative which is set up and survive under the laws of the People’s Republic of China (“China”), in possession of civil capacity to sign this contract, its legal address being Shanghai City, Pudong New District, Xiupu Road, No. 3500.

1.2乙方：上海起阁动力科技有限公司，是一家根据中华人民共和国 (“中国”）法律组建并存续的法人，具有签订本合同书的民事行为能力，其法定地址是上海市浦东新区秀浦路3500号1幢B楼1层104室。

1.2 Party B: Shanghai Qige Power Technology Co., Ltd is a legal is a legal representativewhich is set up and survive under the laws of the Peoples Republic of China (“China”), in possession of civil capacity to sign this contract, its legal address being Shanghai City, Pudong New District, Xiupu Road, No. 3500, Building 1, Block B, Floor 1, Room 104.

1.3甲方与乙方（简称“双方”）于2021年4月15日订立本合同书。

1.3 Party A and Party B (referred to as “both parties”) concluded this contract on April 15, 2021.

1.4双方根据《中华人民共和国合同法》以及其他有关法律、法规，本着本等、自愿、有偿、诚实信用的原则，经友好协商，特此达成如下一致合同书：

1.4 In accordance with the Contract Law of the People’s Republic of China as well as other relevant laws and regulations, in line with the principles of equality, voluntariness, equivalent consideration and good faith, after friendly discussion, after amicable negotiation, hereby reached a consensus on this contract, as follows:

第二条租赁标的物

Article 2 Lease subject

2.1租赁标的物位于上海市浦东新区秀浦路3500号1幢C楼8 号工业厂房(以下简称“工业厂房”，）以及与工业厂房有关的供水、 供电等公用设施。

2.1 The subject matter of the lease is located at Shanghai City, Pudong New District, Xiupu Road, No. 3500,Building 1, Block 8, No. 8Industrial Plant (hereinafter referred to as “Industrial Plant”) and water supply, electricity supply,etc., and other public facilities related to the industrial plant.

[English Translation of Attached Chinese Document]

2.2按照本合同书列明的条款及条件，甲方同意将上述工业厂房 出租给乙方。乙方同意承租该工业厂房。

2.2 According the terms and conditions listed in this contract, Party A agrees to lease the above-mentioned industrial plant to Party B. Party B agrees to rent the industrial plant.

2.3工业厂房的租赁建筑面积（租金计价面积）为厂房72平方米，办公室/平方米。租赁期内，任何与面积相关的计算均应以此面积为基础。

2.3 The built-up area (area for rental valuation) of the leased industrial plant is workshop __72__ square meters, office __/__ square meters. During the lease term, any calculation related to area shall be based on this area.

2.4乙方按照本合同书约定，有权自筹资金，按照“中国”法律法规关于装饰装修所规定的要求完成办公室的装修设计及施工工作。双方理解：

2.4 According to the contract, Party B has the right to raise fund on its own, and complete the decoration design and construction work for the office, in light of the requirements as stipulated in China law and regulations on renovation and decoration.Both parties understand:

(1)未经甲方同意，并经原设计单位或者具有相应资质等级的设计单位提出设计方案并经过批准，乙方的装修不得变动建筑主体和承重结构；

(1) Without prior consent from Party A, neither a submission of application for design scheme nor an approval granted from the original designer or any design unit having the similar qualification level, Party B cannot alter the main body of building as well as its weight-bearing structure.

(2)不得损坏工业厂房原有节能设施，降低节能效果；

(2) Should not damage the original energy saving facilities, reduce the energy saving effectiveness;

(3)不得有其他影响建筑结构和使用安全的行为。

(3) There should not any conduct which may affect the building structure or safety for use;

(4)乙方大面积开挖时需向甲方申请，待甲方同意后，方可对工业厂房地面进行施工。

(4) Party B should apply to Party A before large-scale excavation, only afterconsent isobtained from A, construction work on the floor of the industrial plant is carried out.

前述所称建筑主体，是指建筑实体的结构构造，包括屋盖、楼盖、 梁、柱、支撑、墙体、连接接点和基础等。

[English Translation of Attached Chinese Document]

The main body of the building aforementioned refers to thecomposition structure of the building entity, including, roofs, slabs, beams, pillars, braces, walls, connecting points and bases, etc.

前述所称承重结构，是指直接将本身自重与各种外加作用力系统地传递给地基基础的主要结构构件和其连接接点，包括承重墙体、立杆、柱、框架柱、支墩、楼板、梁、屋架、悬索等。

The weight-bearing structure aforementioned refers to the structural parts and their connecting joints which directly transmit the self-weight and various external forces in a systematic manner to the foundation base, including weight-bearing wall, vertical pole, column-shaped pillar, framed column, buttress, floor slab, beam, roof truss, suspension cable and so on.

第三条 租期

Article 3 Lease term

3.1租期

3.1 Lease term

租期自2021年4 月 17日起至 2024 年4月16日止届满，即租期叁年，租期可根据3.3条的规定予以延长。

The lease term starts from April 17th, 2021 to April 16th, 2024 end, for a period of _3_ years, the term can be extended according to the provision under Article 3.3.

3.2免租期

3.2 Rent-free period

无

Nil

3. 3续约

3.3 Renewal

乙方有权在本合同租期届满时各承租意向方同等条件（指承租方的行业、租金、生产经营活动对环境及建筑等方面的影响）下优先续租。每个续约期应从刚刚结束的租期的下一日开始计算。

Party B has the right to renew the contract upon its expiry under the same conditions with other prospective lessees (referred to the industry in which a lessee is involved, rental, impacts of production activity to the environment and building aspect, etc.). Every new period shall commence from the ensuing day of the end of term in existing contract.

[English Translation of Attached Chinese Document]

本合同下的“期限”应包括租期和任何续约期期限。每个续约期内的租金，由双方根据当时的市场价格协商确定。

The “term” spelt out in this contract should include rental period as well as any renewed period. The rent in each renewed period shall be discussed by both parties and determined by reference to the market prices at that time.

3. 4续约的程序

3.4 Procedure for renewal

乙方须在本合同租期或任何续约期届满至少六个月前以书面方式知会是否甲方续约。甲方须在本合同书的租期或任何续约期届满前至少四个月，以书面知会乙方行使续约选择权。如甲方未向乙方发出续约的书面知会，乙方须于本合同书项下期限届满前三个月内向甲方发出第二次续约知会，甲方须于收到该知会后的五(5)工作日内，书面知会乙方其续约的意向。如甲方未就乙方第二次知会发出任何书面知会，本合同书在租期或当时的续约期期限届满时自动终止。

Party B should notify Party A six months at least in advance upon the expiry of the lease or renewal period in writing about its intention whether or not to renew the contract. Party A should notify Party B four months at least in advance upon the expiry of the lease or renewal period in writing about exercising its right to extend the contract. If Party A has not confirmed the renewal in writing, Party B should issue another notification the second time three months before the expiry of the lease term, Party A should notify Party B in writing within (five) working days after receipt of the second notification about its intention to extend the contract. If Party A is unable to issue any notification to Party B in writing on response to Party B’s second notification, this contract shall automatically come to a cessation upon expiry of the lease term or the then renewal period.

[English Translation of Attached Chinese Document]

第四条 租赁费用及支付方式

Article 4 Rental fee and Payment mode

4.1租金

4.1 Rent

本合同所指工业厂房的租金只包括房屋使用费、折旧费、与出租工业厂房有关的主体维修维护费、绿化费以及就公共区和公共设备设施的使用的管理费或其它费用，不包括物业费、空调系统使用费、乙方生产经营中支出的水电费（收费标准按国家规定）、非主体的维修费、工商管理费。一个“租约年”指连续十二(12)月（365天）的租赁时间。租期内第一个租约年至第三个租约年的租金标准如下：

The rent for the industrial plant to which this contract refers is comprised of house use fee, depreciation cost, repair and maintenance fee for the main body, afforestation fee, management fee or other expenses for the use of public area as well as public facilities and equipment related to the leased industrial plant; excluding property management fee, usage fee for air conditioning system, water and electricity fees payable for the production activity of Party B (charging standard is in accordance with national provisions), non-subject repair and maintenance fee, trade and industrial administration fee. A lease year is meant for a rental duration of twelve (12) consecutive months (365 days). The rent standard for the first lease year until the third lease year within the lease term is as follows:

厂房租约年的天租金标准为每天每平方米¥ 1.6元；(该价格含税；）

Daily rental standard for the plant’s lease year is CNY1.6Yuan per square meter per day (inclusive of tax)

厂房租约年的月租金标准月含税¥ 3504元(人民币叁仟伍佰零肆元)(365/12天）；

Monthly rental standard for plant’s lease year is CNY3,504Yuan (RMBThree Thousand Five Hundred and Four Yuan) including tax (365/12 Days)

租约年的年租金标准为每年含税¥ 42048元(人民币肆万贰仟零肆拾捌元整）（365天）；

Yearly rental standard for plant’s lease year is CNY42,048Yuan (RMB Forty Two Thousand and Forty Eight Yuan only) including tax (365 Days)

租金计算周期：3个月。3个月租金为含税¥ 10512元（人 民币壹万零伍佰壹拾贰元整）

Rental calculation cycle: __3__ months. The __3__ month rental is CNY10,512 Yuan (RMB Ten Thousand Five Hundred and Twelve Yuan only) including tax.

月租金的计算方法为：本合同第2.3条约定的租赁建筑面积乘以365天/12乘以相应的天租金标准。

The calculation method for monthly rental is: The leased built-up area agreed under Article 2.3 of this contract multiplied by 365/12 Days times the relevant daily rental standard.

[English Translation of Attached Chinese Document]

4.2物业费

4.2 Property management fee

乙方有义务就工业厂房、公共区、公共设备设施的使用向甲方支付管理费或其它费用。

Party B has an obligation to pay Party A property management fees and other expenses for use of the industrial plant, public area, public facilities and equipment.

租期内第一个租约年至第三个租约年的物业管理费标准如下：

The property management fee standard for the first lease year until the third lease year within the lease term is as follows:

物业管理费的月租金标准为每月每平方米¥ 3元;物业管理费的月租金为每月¥ 216元:(人民币贰佰壹拾陆元整)

The standard for monthly property management fee is CNY 3 Yuan. The monthly property management fee is CNY 216 Yuan per month (RMB Two Hundred and Sixteen Yuan only);

物业管理费计算周期：3 个月。3个月物业管理费为¥ 648元:(人民币人民币陆佰肆拾捌元整)

Property management fee calculation cycle: 3 months. The property management fees for three months is CNY 648 Yuan (RMB Six Hundred and Forty Eight Yuan only)

4.1〜4.2所述价格均含税5%/6％，在租赁期内若增值税税率发生变化，乙方承担由税率变动而产生的税金部分。

The prices stated in 4.1 – 4.2 are inclusive of tax 5% / 6%. Ifa change of the Value Added Tax rate takes place during the lease term, Party B is responsible to bear the tax portion arising from the change in the tax rate.

4.3房租和物业费支付日期及发票

4.3 Date of Payment and Invoice (“fapiao”) for rental and property management fees

租金及物业管理费的支付遵循“先付后用”原则，即：

Payment for rental and property management fees adheres to the principle of “payment first before usage”, namely:

[English Translation of Attached Chinese Document]

第一笔租金（包含：2021 年 4 月 17 日至2021年 7月16日房租及物业费)须在2021 年4 月17日前支付，此后的各期租金及物业管理费以每个季度为一个支付周期，乙方应于每个季度开始之五日前预付该期的应付款项（例如:2021 年7月1日至同年10月31日期间的应付款项，应于2021年6月25 日前预付。）。甲方收到乙方款后叁个工作日内开具租赁发票交予乙方。

The first rental payment (containing: April 17, 2021 to July 16, 2021 plant rental and property management fee)must be paid before April Month 17 Day, 2021 Year. Thereafter, rental and property management fees for every period are paid on quarterly basis as a payment cycle. Party B should settle in advance the payable for each period five days before the beginning of each quarter (for example, the account payable for July 1, 2021 to October 30 of the same year should be settled in advance before June 25, 2021). Party A should issue rental fapiaoto Party B within three working days upon receiving Party B’s payment.

发票：甲方提供租赁发票（增值税专用发票）

Invoice: Party A provides rental invoice (Value Added Tax Special Invoice)

发票抬头：上海起阁动力科技有限公司

Invoice Header: Shanghai Qige Power Technology Co., Ltd

发票内容：租金、物业管理费

Invoice Content: Rental, Property management fee

4.4合同履约保证金

4.4 Security deposit for contract performance

乙方同意，自本合同书签署之日起，乙方应当在签订合同叁个工作日内向甲方支付首期租金及合同履约保证金，合同履约保证金共计为叁个月租金。叁个月租金为含税¥ 10512元(人民币壹万零伍 佰壹拾贰元整），甲方收取合同履约保证金后，应向乙方开具书面收据。本合同届满后，乙方办理完退租手续之日起五（5)个工作日内，除本合同另有约定外甲方将履约保证金返还给乙方（不计利息）。如乙方未在约定期内付清履约保证金，甲方有权单方解除本合同，追究乙方逾期支付履约保证金的违约责任及甲方无需退回已经收到乙方的部分履约保证金，同时甲方有权将标的重新出租给第三方。

Party B agrees that, within three working days from the date of signing this contract, Party B should pay to Party A the first period’srental and the security deposit for contract performance. The security deposit for contract performance is three months of rents totalled CNY 10,512 Yuan (RMB Ten Thousand Five Hundred and Twelve Yuan only) including tax. Upon receiving the security deposit for contract performance, Party A should issue to Party B a receipt in writing. After the expiry of this contract, Party B handles the procedure of returning the lease, unless agreed otherwise in this contract, Party A shall return the deposit to Party B(without interests accrued) within five days after completion of the handover procedure. If Party B is not able to settle the security deposit in full within the agreed period, Party A has the right to terminate the contract unilaterally, going after Party B for liability on breach of contractowing to overdue payment of security deposit, and there is no need for Party A to return any portion of security deposit which has been collected, meanwhile, Party A can lease the subject anew to another third party.

[English Translation of Attached Chinese Document]

4.5滞纳金

4.5 Late fee

乙方逾期支付租金及履约保证金，须向甲方支付滞纳金。滞纳金金额为：逾期天数乘以逾期金额的百分之一(1%)。

If Party B delays the payment of rental and security deposit, a late fee must be paid to Party A. The amount of a late fee is: Number of days overdue times amount overdue multiplied with one hundredth (1%).

4.6租金、合同履约保证金及滞纳金的支付方式

4.6 Payment methods for rental, security deposit and late fee

租金及滞纳金的支付由乙方用人民币以银行转账方式支付到甲方指定银行帐户。

Payment of rental and late fee shall be done in RMB via bank transfer to the designated banking account of Party A.

第五条 工业厂房的交付

Article 5 Delivery of industrial plant

5.1工业厂房的交付日期：      2021 年4月17 日。

5.1 The delivery date of the industrial plant: April (Month) 17(Day), 2021 (Year)

5.2甲方须在交付日期（或之前）将工业厂房以完好合法的状态交付。包括但不限于：

5.2 Party A must deliver the industrial plant on the delivery date (or before) in a good and legitimate condition, including but not limited to:

(1)甲方承担完全责任保证该工业厂房满足政府建设及环保法规要求。

(1) Party A shall bear full responsibility to ensure that the industrial plant can satisfy the requirements of governmental provisions on construction and environment protection.

[English Translation of Attached Chinese Document]

(2)60KVA电力线路从配电房接入车间。

(2) Power line of 60 kVA is connected from the Power Distribution Room to the Workshop.

(3)消防系统经消防局检验合格。

(3) The fire protection system has passed the inspection of the Fire Safety Bureau.

(4)工业厂房排雨系统采用内置落水管及天沟，漏雨风险较大。甲方须对厂房排雨系统进行细致检查并完善设施，确保交付日后乙方使用时没有漏雨现象。后期如有漏雨现象，甲方免费维修。

(4) The rainwater drainage system of the industrial plant adopts built-in pipes and gutters, the risk of rain leakage is rather high. Party A must conduct a careful inspection on the plant’s rainwater drainage system and improve the facilities, so that there is no rain leakage situation while Party B is using the plant after the delivery date.

5.3资料交付

5.3 Delivery of information materials

本合同签订时，甲方应当提供《房屋所有权证》复印件、消防部门出具的消防系统验收合格文件复印件，甲方提供资料必须是真实有效的文件。

When this contract is signed, Party A should provide a photocopy of the Property Ownership Certificate, a photocopy of the Acceptance Document ofthe Fire Protection System issued by Fire Safety Department. The documents provided by Party A must be authentic and valid.

5.4交接单

5.4 Handover sheet

在交付租赁标的物时，甲方与乙方须签署物业验收交接单，对房屋交付时的情况予以确认

When the subject of the lease is delivered, both Party A and Party B must sign a handover sheet for property acceptance, in order to confirm the situation during delivery of the plant.

[English Translation of Attached Chinese Document]

Article 6 Use of the industrial plant

第六条 工业厂房的使用

6.1经营活动

6.1 Operating activities

工业厂房可用于与乙方经批准的经营范围一致的生产及办公的合法用途。

The industrial plant is used for legitimate production activity and office work which are consistent with the scope of operation duly approved by relevant authority.

6.2甲方承诺

6.2 Party A’s promises

甲方承诺对乙方依法享有的经营自主权、收益权不进行干涉。

Party A promises not to interrupt the operation autonomy and the right to earnings enjoyed by Party B according to law.

6.3乙方承诺

6.3 Party B’s promises

乙方确保使用该工业厂房时符合上海市浦东区的消防、环保等方面的要求。厂房中生产作业期间的噪音控制在70分贝以内，无工业废水、废油排放。

Party B assures to comply with the requirements on fire safety and environmental protection in Shanghai City Pudong District while using the industrial plant. The noise during production work in the plant shall be controlled within 70 dB, no discharge of industrial waste water and waste oil.

乙方应在其经营范围内正常使用并爱护工业厂房内部的各项设施，防止非正常损坏。因乙方使用不当或不合理使用工业厂房及其内部的设施而出现损坏或发生故障，乙方自行负责该项维修。

Party B should use the industrial plant under a normal manner within its business scope and take good care of various facilities in the industrial plant, preventing abnormal damage. If Party B uses the industrial plant and its internal facilities improperly or unreasonably until causing damage or breakdown, Party B is responsible for the repair on its own.

乙方承诺不改变公共区域的用途，不破坏公共绿地，并服从甲方 的日常管理。

Party B promises not to alter the use of public area, not to destroy public green space, and obey the daily management by Party A.

[English Translation of Attached Chinese Document]

6.4公共区

6.4 Public area

本合同期限内，乙方有权在甲方的管理下使用工业厂房前的公共区(“公共区”）（甲方提供1个车位供乙方停车使用）。超出1个车位以外的车位需求，按照100元/月/个收取费用。

Within the term of this contract, Party B has the right to use the public area (“public area”) in front of the industrial plant under the management of Party A (Party A provides one parking lot for use by Party B). Demand for parking space in excess of one lot shall be charged at CNY 100 Yuan per lot per month.

6.5装修

6.5 Decoration

本合同期限内，经甲方批准，乙方有权随时在工业厂房内进行适当的装修或安装、改装、维修任何装置，包括但不限于设备、器具、设施、线路、悬挂物、标志、招牌及类似的物品（但不得破坏外墙现状）。乙方的装修活动应被视为根据本合同的规定对工业厂房及其内部设施的正常使用，但乙方的装修活动以不损害工业厂房主体结构、 危及工业厂房主体安全及相邻工业厂房安全为限。

Within the term of this contract, after approval by Party A, Party B has right to carry out at any time appropriate decoration or installation, refit and repair any device, including but not limited to equipment, apparatus, facilities, lines, hanging objects, signs, signboards and similar items(however the current exterior status shall not be damaged). The renovation work by Party B should be performed for the normal use of the industrial plant and its internal facilities according to provisions stipulated in the contract, but the renovation work should be carried out to the extent of not damaging the main structure of the industrial plant and not endangering the safety of this plant as well as others in the vicinity.

[English Translation of Attached Chinese Document]

6.6工业厂房外招牌

6.6 Signboard outside the plant

乙方如果需要在公司厂房门口安装适当的招牌或有关广告，必须征得甲方的书面许可，并根据有关法律法规办理行政审批许可等手续。甲方的许可仅代表甲方的意见，甲方不对乙方未经办理有关政府部门的审批许可而发生的法律责任承担任何不利后果。乙方将自筹资金安装其全部招牌。所有由乙方自担费用安装的招牌均属于乙方的财产，乙方可随时将其清除。但乙方对招牌在安装或迁离过程中对建筑物的损坏承担维修责任，并对招牌安装后的安全承担全部的责任。

If appropriate signboards or relevant advertisement are to be installed at the company’s factory entrance, Party B must obtain written permission from Party A, and goes through the formalities of administrative examination and approval in accordance with relevant laws and regulations.Party A’s permission represents merely the opinion of Party A, Party A is not going to bear any adverse consequence arising from legal liability due to a default of not having obtained necessary approval fromthe relevant authority. Party B shall raise funds on its own so as to install all its signboards. All signboards which are installed by Party B using its own fund belong to Party B, Party B can dismantle any of them at any time. If damage is caused to the building during the process of installation or dismantling of a signboard, Party B is liable to repair it, besides, Party B is fully responsible for the safety after a signboard is installed.

6.7进出权

6.7 Right of access

在事前知会乙方后，甲方有权在乙方营业时间内，与乙方有关人员一起进入工业厂房检查及对工业厂房作出必要的维修。甲方在进行上述检查和维修时，不得不合理地干扰乙方（正常）的业务，或使乙方由于此种检查或维修而遭受损害或损失。

After notifying Party B in advance, Party A has the right to enter into the industrial plant together with the representatives of Party B during the business hour of Party B, to perform inspection of the building as well as carry out repair and maintenance as needed. During the course of the inspection or repair aforementioned, Party A ought not to disturb the normal business of Party B without proper reasons, or cause Party B to suffer from damage or loss due to that inspection or repair.

6.8 生活垃圾及工业垃圾处理

6.8 Domestic garbage and industrial waste treatment

乙方支付租金及物业费之后，甲方将负责该工业厂房的物业管理及绿化维护工作。厂房及办公室卫生由乙方自行负责打扫，生活垃圾放到甲方指定的位置。

After Party B makes payment of rental and property management fees, Party A shall undertake the day-to-day maintenance of the premises as well as the greening work.Party B is responsible to clean and maintain the hygiene of the industrial plant and office by its own, domestic garbage is placed at special location designated by Party A.

[English Translation of Attached Chinese Document]

工业垃圾由乙方自行安排处理。乙方产生的危险废物须按照国家环保法进行备案处理，如由于乙方危险废物处理不当造成厂区环境污染，甲方有权要求乙方恢复到破坏以前的环境或恢复环境产生的一切费用由乙方承担。

Party B shall arrange disposal of the industrial waste by its own too. Dangerous waste produced from Party B’s activity shall be filed for recording according to the National Environment Protection Law. If Party B causes pollution to the plant area due to its failure to properly dispose of the dangerous waste, Party A has the right to demand Party B to recover the environment to its original state or to bear all the cost in restoring the environment.

第七条 水电费

Article 7 Charges for water and electricity

7.1电源、水源

7.1 Power source, water source

本合同约定的租赁期限内，甲方负责为乙方提供“380V”的交流用电电源和公用的水源，按乙方承租面积，为乙方提供每平方米不少于100W的基本用电容量，甲方为乙方配置的基本电容量为 60KVA 。 甲方可协助乙方增加电容量，所需费用由乙方承担。乙方自行承担经营所需水电费用。

Within the lease term agreed in this contract, Party A is responsible to provide to Party B “380V” AC power supply and public water source. Based on Party B’s rented area,Party B is provided with basic power consumption capacity of not less than 100W per square meter, the basic capacitance configured by Party A for Party B is 60kVA. Party A can assist Party B to increase the capacitance, the necessary cost shall be borne by Party B. Party B is responsible to bear on its own the cost of water and electricity arising from its operation.

7.2水电费的计量与收取

7.2 Measurement and collection of water and electricity charges

乙方租赁期间内（含免租期及免费清理期）的水电费按水表、电表读数计量，由甲方代收代缴。不额外承担容量费用。

During the term of lease by Party B (including the rent-free period and free cleaning period), the water and electricity charges are calculated based on the reading of consumption data recorded at respective water meter and electricity meter, to be collected and paid by Party A for Party B. There is no additional charge on capacity.

[English Translation of Attached Chinese Document]

厂房用电可以通过安装的电表读数计量，每年按计数收取上年度的电费。

The electricity charge incurred for the plant can be calculated based on reading the consumption data recorded at the electricity meter installed. The electricity charge for the preceding year shall be collected on yearly basis based on the meter reading.

7.3水电费的交纳

7.3 Payment for water and electricity charges

乙方须按照实际使用的电费足额支付给甲方管理人员，如果国家电费有调整，则收费也做相应的调整，开具相应数额的电费发票。

Party B shall settle electricity charge in full amount based on actual usage, payment is made to Party A’s management personnel. If the national electricity rate is adjusted, the electricity charge is revised accordingly, electricity invoice shall be issued with corresponding amount.

第八条工商费、税费

Article 8 Trade and Industrial fee, Tax cost

8.1甲方的责任

8.1 Party A’s obligation

在本合同期限内，甲方承担国家规定应交纳的与工业厂房、公共区有关的房产税、土地使用税、营业税。

Within the lease term of this contract, Party A is responsible to bear the payable for property tax, land use tax and business tax related to the industrial plant and the public area, as prescribed by the national provisions.

8.2乙方的责任

8.2 Party B’s obligation

乙方须负责支付其在工业厂房租赁期间内从事生产经营所引起的一切税项。

Party B must be responsible to pay all taxes relating to the production activity in the industrial plant during the lease term.

[English Translation of Attached Chinese Document]

8.3其它税费

8.3 Other taxes

对于任何其它税费，双方须按中国的有关法律，各自承担其应承担的部分。

With regard to other tax fees, both parties must undertake to settle their own respective portions in accordance with the relevant laws and regulations in China.

第九条公用设施

Article 9 Public utilities

甲方交付给乙方的工业厂房应接好所有必要（日常使用）的公用设施，包括供水、污水排放、供电其它等。

The industrial plant delivered by Party A to Party B should be equipped with necessary public utilities (day-to-day usage), including water supply, sewage discharge, power supply and other, etc.

第十条甲方权利和义务

Article 10 Rights and obligation of Party A

10.1甲方应在交付日将符合合同约定的工业厂房交付给乙方使用，并确保交付时及整个租赁期内该工业厂房清洁、可供出租使用，其相关附属设施均处于良好的运行状况。

10.1 Party A should deliver to Party B the industry plant in compliance with the contract on the delivery date for Party B’s use, and ensure that the plant is clean, leasable and usable, the related ancillary facilities are in good working condition, on the delivery day and throughout the lease term.

10.2在租赁期内，甲方应保证工业厂房在整个租赁期内均适用于其预定用途，并符合相关法律、法规和许可。在不限制前述原则的前提下，甲方应负责随时、立即和适当地采取一切必要措施，使该工业厂房完全符合所有适用的，关于工业厂房安全的法律法规。

10.2 During the lease term, Party A should assure that the industrial plant is fit and suitable for its intended use throughout the lease term, and in compliance with relevant laws and regulations as well as in possession of required permits. Without limiting the foregoing principles, Party A should take charge of implementing all necessary measures at any time, immediately and appropriately in order to enable the industrial plant meeting the requirements of applicable laws and regulations on safety.

[English Translation of Attached Chinese Document]

10.3甲方应确保工业厂房有良好的物业管理服务，包括但不限于对公共地方及公共设施的保养、维修和清洁服务，可靠的保安服务。

10.3 Party A should ensure the industrial plant offered with good property management services, including but not limited to maintenance of public area and public facilities, repair and maintenance, cleaning services as well as reliable security guarding service.

10.4除了乙方在工业厂房上安装的附着物，设施和消耗品之外，甲方应对工业厂房及其设备设施及时进行维修和保养，包括但不限 于：

10.4 Apart from the fixture, fitting and consumable installed by Party B, Party A should carry out repair and maintenance for the industrial plant and its facilities and equipment, including but not limited to:

(1)维护并保持工业厂房内部结构以及由甲方设置安装的工业厂房内部装置、设施、线路和管道处于良好和可供租赁使用的状况，包括但不限于进行保养和维修或更换，并承担相关费用；但如果最终确定损失或毁坏是由于乙方故意或重大过失所造成的，则由乙方承担费用。其范围包括但不限于：

(1) Maintain the internal structure of the industrial building as well as the fixture and fitting, facilities, lines and pipes installed by Party A in the industrial plant so that they are in good working condition ready for lease and use, including but not limited to maintenance, repair and replacement, and undertake the related expenses; if it is ascertained that the damage or loss is caused by deliberate conduct or significant negligence of Party B, then Party B is held liable for the expenses. The scope includes but not limited to:

工业厂房的内部结构、包括房顶（屋顶和天花板）、地基、外墙、窗户（包括窗玻璃和窗框）；

The internal structure of the industrial plant, including rooftop (rooftops and ceilings),foundation, exterior wall, window (including pane and frame);

工业厂房之上或之下的管道和相关设施，包括一切下水道、排水沟、渠道、水槽、雨水管和排污管、下水设备、卫生设施、工业厂房外部或工业厂房之下的有关管道、以及工业厂房管道系统中的各类阀门和管线；

The piping and related facilities above and beneath the industrial plant, including all gully drains, drainage ditch, channel, water tank, rain pipe and cess pipe, launching equipment, sanitary facilities, channel outside and beneath the industrial plant, various valves and pipelines in the piping system of the industrial plant;

[English Translation of Attached Chinese Document]

甲方承建的电气系统、电线、电缆导板、变电站开关、发电机控制中心、照明电路；

The electrical system built by Party A, wire, cable guide, substation switch, generator control centre, lighting circuit;

甲方承建的供应设施和管线，包括电力、供水、取暖/通风和空调系统、燃气设施；

The supply facilities and pipelines built by Party A, including power, water supply, heating, ventilation, air conditioning system and gas facilities;

工厂和办公室等的地面，乙方安装的表面装饰除外。

The ground floors of the workshop and office, excluding the surface decoration installed by Party B.

(2)维护并保持工业厂房外部的设备和设施处于良好和可供租赁使用的状况，包括但不限于维护和保证工业厂房的道路系统和出入通道充足，方便乙方雇员和访客使用，包括车道、停车场、人行道和园林绿化。

(2) Maintain and keep the exterior equipment and facilities of the industrial plant to be in good condition ready for lease and use, including but not limited to maintain and ensure the road system and the vomitorium are sufficient, provide a convenience to employees and visitors of Party B for use, including vehicle lane, parking place, pedestrian lane, and landscaping.

10.5在租赁期内，乙方有权正常地使用工业厂房，而不受甲方或第三方的干扰或妨碍。如果出现第三方的干扰或妨碍，甲方可以帮助乙方进行协调，乙方也可以通过法律途径解决与第三方的争端。

10.5 During the lease term, Party B has the right to use the industrial plant normally, with neither disturbance nor hinderance from Party A or third party. If there is disturbance or hinderance from the third party, Party A can assist Party B for a coordination. Alternatively, Party B can seek legal channel to resolve a dispute with the third party.

10.6如果乙方未根据合同的规定表示续租，甲方有权在租期届满前三（3)个月内，按照与乙方事先约定的时间内，由甲方或甲方的代理陪同可能的租客参观工业厂房。

10.6 If Party B has not expressed an intention to continue a lease upon the expiry of existing lease according to the provision in the contract, within three months before the expiry of the lease, based on prior agreement with Party B on stated timeframe, Party A has the right to arrange a visit to the industrial plant by prospective lessee accompanied by Party A itself or its representative agent.

[English Translation of Attached Chinese Document]

第十一条乙方权利和义务

Article 11 Rights and obligation of Party B

11.1乙方应按照本合同的规定向甲方支付履约保证金、租金等 合同明确规定的费用。

11.1 Party B should make good of payments for rental, security deposit and other expenses as clearly stipulated in the contract;

11.2乙方不应将工业厂房用于本合同规定之外的用途，不得在工业厂房内从事任何违反法律、法规、条例或政府规定的行为；也不应违反法律法规或其它有关部门对工业厂房使用的特别规定，但是此种规定必须是签署本合同时已公布的，并且可以从公开途径获得。

11.2 Party B should not use the industrial plant for other purposes not stipulated in the contract, must not engage any activity infringe of laws, regulations, rules and government orders. Party B must not violate the laws, regulations, rules and special orders by relevant authorities on the use of the industrial plant. Nevertheless, those provisions must have been announced when this contract is signed, and are readily available for public.

11.3未经甲方书面同意，乙方不应对工业厂房进行任何结构性的添加或改变，但是甲方不应不合理拒绝乙方的要求。此外，乙方可以不经甲方的同意，进行以装饰为主要目的添加或改变，或不改变工业厂房结构安装乙方认为必要或适当的设备和设施。甲方特此同意，乙方根据经营需要，在通知甲方以后，可在工业厂房内建筑和安装有关结构或其他装置，安装和运行任何机械设备。如果根据法律要求，上述行为应获得有关政府部门的事先批准，甲方应努力协助乙方获得所必需的一切批准和许可。

11.3 Before a written consent is obtained from Party A, Party B should not make any structural addition or alteration to the industrial plant. None-the-less, Party A should not reject unreasonably the request from, Party B. Besides, with a prior consent by Party A, Party B can carry out addition or alteration with primary objective for decoration, or install equipment or facilities which, to Party B, are necessary and appropriate, without changing the structure o the industrial plant. Party A hereby agrees that, according to the need of Party B, after notification to Party A, Party B can construct and install the related structure or other devices inside the industrial plant, install and operate any machinery and equipment. If the activity above-mentioned requires a prior approval from relevant government department as required by law, Party A should assist Party B to secure all necessary approvals and permits.

[English Translation of Attached Chinese Document]

11.4乙方应合理使用工业厂房，并保持工业厂房内部非结构部分状态良好、整洁。

11.4 Party B should exercise reasonable care when using the industrial plant, and ensure the non-structural parts in the industrial plant are in good condition, neat and tidy.

11.5乙方应允许甲方或其代理人按事先约定的时间进入该工业厂房，检查内部状况，并进行保养或维修。

11.5 Party B should allow Party A or its representative agents to enter into the industrial plant to conduct inspection of the internal condition, repair and maintenance, according to prior agreement on specific timeframe.

11.6未经甲方事先书面许可，乙方不得在工业厂房之外设置任何其他标志或广告，但是甲方不应不合理拒绝乙方的要求。

11.6 Without prior consent from Party A in writing, Party B should not set up any other signboards or advertisement outside the industrial plant. Nevertheless, Party A should not reject unreasonably the request from Party B.

11.7在租赁期内，乙方需全力配合甲方处理涉及与相关政府沟通备案及政府日常检查事务。

11.7 Party B should actively coordinate with Party A in dealing with and communication with governmental offices about record filing and day-to-day inspection affairs.

第十二条甲方的保证与陈述

Article 12 Party A’s guarantees and representations

12.1甲方在此保证，自本合同签订日起，和/或整个租赁期内：

12.1 Party A hereby guarantees, from the date of signing this contract, throughout the whole of the lease term:

(1)甲方是场地的使用权和工业厂房的唯一与合法的所有人，且根据中国法律法规拥有向乙方出租工业厂房的完全权利；

(1) Party A owns the rights to use the site and is the only legal owner of the industrial plant, and possesses the absolute power to lease the industrial plant to Party B in accordance with China’s laws and regulations;

[English Translation of Attached Chinese Document]

(2)工业厂房通过了竣工验收并取得相关证明；工业厂房完全符合政府部门在建筑、环境保护、卫生、防火和安全方面所制定的标准和要求；

(2) The industrial plant passed the completion acceptance and obtained relevant certification. The industrial plant complies fully with the requirements and standards formulated by relevant governmental authorities on architecture, environment protection, hygiene, fire prevention and safety.

第十三条合同期满和终止

Article 13 Expiry of contract term and Termination of contract

13.1除非双方一致同意续展租赁期，本合同在租赁期满以后自动终止。

13.1 Unless both parties reach a consensus to extend the contract, this contract automatically terminates upon the expiry of the lease term;

13.2 如发生下列情形之一，本合同解除，除了本合同第十二条的规定外，双方互不承担责任：

13.2 This contract is rescinded if one of the circumstances below mentioned occurs, except for the provisions in Article 12 of this contract, both parties are not liable to each other:

（1）工业厂房占用范围内的土地使用权依法提前收回的；

(1) The land use rights covering the area where the industrial plant is located are taken back by law earlier than the original schedule;

(2)工业厂房因社会公共利益或城市建设需要被依法征用的；

(2) The industrial plant is expropriated by law due to public interests of society or the need for urban development;

（3）工业厂房因城市建设需要被依法列入房屋拆迁许可范围的；

(3) The industrial plant is classified in the housing demolition scheme due to the need for urban development;

(4)不可抗力持续或可预见其将持续超过六（6)个月；

(4) Continuation of the force majeure or it is foreseen that the force majeure will last beyond six months;

(5)出现法律、法规禁止出租的其他情况。

(5) Other circumstances under which the industrial plant is prohibited by law and regulation for lease.

[English Translation of Attached Chinese Document]

13.3如发生下列情形之一，甲方有权书面通知乙方要求解除本合同，收回工业厂房，并有权要求乙方赔偿损失：

13.3 If one of the circumstances below mentioned occurs, Party A has the right to notify Party B to cancel the contract, take back the industrial plant, and demand Party B to compensate for loss:

(1)乙方未征得甲方事先书面同意改变工业厂房，致使工业厂房损坏的；

(1) Without obtaining a prior consent from, Party A in writing, Party B changes the industrial plant until a cause of damage to the plant;

(2)乙方擅自转租建筑物、转让工业厂房承租权或与他人交换各自承租的房屋的；

(2) Party B sublet the lease of a whole or part of the building, pass on a remaining lease of the building or exchangesits lease with other tenants;

(3)乙方逾期不支付租金超过三十（30)日以上的；

(3) Party B delays due payment for more than 30 days;

(4)乙方不支付租金以外的本合同规定的其它任何应付款项逾期超过三十（30)日以上的；

(4) Party B refuses to settle or delay payments other than rental which are payable as required by the contract for more than 30 days;

（5）乙方将建筑物用于任何非法目的；

(5) Party B uses the building for illegal purpose;

(6)乙方违反本合同的其它约定，且在出租方书面通知后三十 (30)日内乙方未予纠正的；

(6) Party B is in breach of the contract yet has not taken any corrective action within 30 days after Party A issues a written notification;

(7)出现其他归因于乙方，法律法规允许甲方解除合同之情形的。

(7) Other circumstances where the law and regulation allow Party A to terminate the contract due to a default by Party B.

[English Translation of Attached Chinese Document]

13.4 如发生下列情形之一，乙方有权书面通知甲方终止本合同，并且要求甲方赔偿损失：

13.4 If one of the circumstances below mentioned occurs, Party B has the right to notify Party A to cancel the contract, and demand Party A to compensate for loss:

(1)甲方延迟交付建筑物三十（30)日以上；

(1) Party A postpones delivery of the building for more than 30 days;

(2)甲方没有对工业厂房或附属设施的损坏或故障及时进行维修，且在收到乙方要求改正的书面通知后三十（30)日内，仍未按照乙方要求采取合理、必要的措施进行改正；

(2) Party A does not perform repair and maintenance for damage or breakdown in the industrial plant or its ancillary facilities on time; within a period of 30 days after a notification is sent from Party B requesting for a repair, Party A has not taken reasonable and necessary measures to rectify the problem based on Party’s B requirement;

(3)租赁期内，工业厂房非因乙方原因或不可抗力原因而遭受损失或毁坏，且因此导致工业厂房整体或部分不适合出租给乙方使用超过三十（30)日；

(3) During the lease term, the industrial plant suffers from damage or loss caused by force majeure event or other factors not due to Party B, until the whole or part of the industrial plant is unsuitable for use by Party B for more than 30 days;

(4)甲方违反本合同规定的任何一项甲方的陈述和保证。

(4) Party A violates one of the guarantees and representations as prescribed in this contract;

(5)甲方违反本合同的其它约定，且在乙方书面通知后三十(30)日内甲方未予纠正的;

(5) Party A violates the other provisions under this contract, and fails to undertake corrective action within 30 days after a written notification is issued by Party B;

(6)出现其他归因于甲方，法律法规允许乙方解除合同之情形的

(6) Other circumstances where the law and regulation allow Party B to terminate the contract due to a default by Party A;

（7）甲方需在合同签订后积极配合乙方提供办理环评，注册等需要的资料。

(7) After signing of the contract, Party A does not actively coordinate with Party B to provide information materials necessary for environmental assessment, registration and so on.

[English Translation of Attached Chinese Document]

13.5本合同一方根据上述第13.3条和第13.4条终止本合同的不应减损守约方根据相关法律和本合同所享有的其他权利或救济。

13.5 The termination of this contract by either party according to Clause 13.3 and Clause 13.4 should not derogate the other rights or relief afforded to the observant party based on relevant law and the contract.

13.6本合同终止后，乙方应在租赁期届满或知会解除后的五(5)天内将租赁标的物以良好和清洁的现状（正常的损耗除外）交还甲方。双方将以合同附件二作为验收标准对租赁标的物进行验收。验收过程中，对于最终确认由于乙方故意或过失所造成的甲方提供的工业厂房或设施设备的损失，乙方应承担赔偿责任。但乙方对工业厂房或设施设备的正常磨损以及结构性或内在缺陷不承担责任。

13.6 After the cessation of this contract, Party B should return the subject of the lease to Party A in good and clean condition (except for normal wear and tear), Both parties shall refer to Appendix 2 of the contract as a standard for checking and acceptance to conduct the procedure of checking and acceptance for the lease subject. During the process of checking and acceptance, if it is confirmed that Party causes any damage to the industrial plant due to deliberate improper use or negligence, Party B shall be held liable for a compensation. However, Party B is not liable for damages which are caused by normal wear and tear, structural or inherent defects.

13.7乙方有权搬走乙方在工业厂房上添附的所有设施，但乙方应修复因搬走固定设施而对工业厂房造成的损害。任何设施拆除及修复的问题，可经甲乙双方友好协商解决。

13.7 Party B has the right to move away all those facilities added on the industrial plant. However, Party B should repair the damage caused by dismantling of those facilities. Both Party A and Party B can amicably discuss and resolve any issue pertaining to the dismantling and repair.

第十四条违约责任

14. Liability for breach of contract

14.1如果甲方未能在合同规定的交付日（见5.1)将符合合同规定的工业厂房交付给乙方使用，则乙方有权要求甲方支付延迟交付违约金。延迟交付违约金应按日计算，为月租金的百分之五（5%)，自应交付之日起算至实际交付之日止。

14.1 If Party A cannot deliver the industry plant which is in compliance with the contract terms to Party B for use on the delivery date stipulated in the contract (refer Article 5.1), Party B has the right to claim liquidated damages for delayed delivery. The liquidated damages are calculated on daily basis which is five percent of the monthly rental (5%), starting from the agreed delivery date until the end of the actual delivery date.

[English Translation of Attached Chinese Document]

14.2如果乙方未能按照合同的约定按时交付或交足租金，则甲方有权要求乙方支付逾期付款违约金。逾期付款违约金应按日计算，为逾期未付金额的百分之一(1%)，自应付之日起算至完全付清之日止。

14.2 If Party B cannot pay rental on time or in full, Party A has the right to claim liquidated damages for overdue payment. The liquidated damages are calculated on daily bais which is one percent of the overdue amount (1%), starting from the date of a payable becoming due until the end of the date when it is fully settled.

14.3如果甲方未依照本合同的规定而提前解除合同，则甲方应双倍返还乙方支付的履约保证金作为对乙方的补偿。

14.3 If Party A terminates the contract on early basis without adherence to the provisions of the contract, Party A should compensate Party B in the amount of two times the security deposit.

14.4如果乙方未依照合同的规定提前解除合同，则乙方应将履约保证金作为对甲方的补偿。

14.4 If Party B terminates the contract without adherence to the provisions of the contract, Party B should compensate Party A in the amount of the security deposit to be forfeited.

第十五条 适用法律与争议的解决

Article 15 Applicable Law and Settlement of Disputes

15.1管辖法律

15.1 Governing law

本合同的效力、解释和执行受中国法律管辖。对任何事项若无中国法律适用，则须参照行业习惯、一般商业惯例或国际商业惯例办理。

The effect, explanation and execution of this contract is governed by the China laws. Any matter which is not addressed by the laws in China can be dealt with by reference to the industry practices, general business practices and international business practices.

[English Translation of Attached Chinese Document]

15.2争议解决

15.2 Settlement of disputes

如因本合同发生任何争议，双方应首先尝试通过友好协商解决争议。如双方不能通过友好协商解决争议，则任何一方均可将争议提交不动产所在地人民法院诉讼管辖。

In the event a dispute arising in execution of or with relation to this contract, both parties to the dispute shall settle such dispute through friendly negotiation. If negotiation fails, either party can submit a lawsuit to the competent People’s Court where the real estate is located.

第十五条不可抗力

Article 15 Force Majeure

甲方或乙方对于因不可合理控制的事件造成无法在规定时间内履行其本合同项下全部或部分义务则履行义务的期限应根据此不可抗力的影响相应延长。不可合理控制的事件包括但不限于战争(无论是公开宣战或是其它方式的战争)、内乱或军方骚乱、暴动、天灾(洪水、台风、地震、流行病)、禁运、严重火灾、破坏、海上危险、罢工。受影响的一方应当立即将类似事件或延迟以及产生类似事件或延迟的情况书面通知另外一方并在10内提供当地有权政府部门出具的书面证明。但甲方仍有义务采取一切措施及时提供合同服务；如果不可抗力事件持续超过十周的，任何一方在书面通知另外一方的情况下可以终止本合同而不需承担任何责任。

Party A or Party B can correspondingly postpone the date to perform this contract in full or on partial basis based on the impact of the force majeure due to an absence of ability to reasonably control the event. The event which cannot reasonably be control includes but not limited to war (whether it is an open declaration of war or in other forms), civil strife, military riot, rebellion, natural disaster (flood, typhoon, earthquake, epidemic), embargo, serious fire, destruction, maritime danger, strike. The affected party should immediately notify the counter party in writing of the event or the delay and the circumstance causing the event or the delay, and to provide written proof issued by the local competent government within another 10 days. Nevertheless, Party A has still an obligation to make every effort to render contractual services on schedule. If the force majeure event last for more than ten weeks, either party can choose to notify the other in writing to terminate the contract, without bearing any liability.

第十六条其他约定

Article 16 Other provisions

17.1知会

17.1 Notification

与本合同有关的任何知会均用中文书写，并须由专人交付或挂号邮递方式发出。根据本合同的约定发出的知会或通讯的送达，如由专人交付，交付当日视为送达；以邮寄方式发出，信件寄出五(5)天后 (并由专职人员签收）视为送达。

Any notification related to this contract is written in Chinese, and needs to be sent by specially assigned personnel or registered mail. According to the provisions of this contract, if a notification or correspondence is sent by specially assigned personnel, the delivery date is regarded as the service date; if it is sent by registered mail, five days after the notification or correspondence is posted, whereby the receipt is acknowledged by professional personnel, will be regarded as the service date.

[English Translation of Attached Chinese Document]

17.2关于乙方的定义

17.2 Regarding the definition for Party B

如乙方在本合同签署时，尚未取得营业执照的，双方约定先由乙方拟定的法定代表人代为签署，待乙方营业执照办理完毕时再加盖乙方公章。加盖公章后，公司成为正式的房屋承租人，原签约的自然人应对承租人的履约情况向出租人承担连带保证责任。保证期间为债务发生后两年。

If a business license of Party B is not yet available when this contract is signed, both parties agree that the legal representative of Party B shall sign this contract on behalf, until the business license of Party B is ready then this contract will be stamped with Party B’s seal. Upon stamping the company’s seal, Party B shall become the official lessee of the building. The original natural person who signs this contract shall bear a joint responsibility to guarantee the performance of the contract by the lessee. The guarantee period is two years after the debt occurrence.

17.3效力

17.3 Effectiveness

本合同在双方法定代表人（或授权代表）签署后生效，并构成对双方具法律约束力的义务。本合同的任何条款或其适用被认定为无效不影响本合同其他部分的效力。

This contract becomes legally effective after it is signed by the legal representatives of two parties (or their appointed representatives), and constitutes legally binding obligations to the two parties.Anyclause in this contract or those clauses which are subsequently amended as non-effective shall not affect the effectiveness of other clauses in the contract.

[English Translation of Attached Chinese Document]

17.4修改和补充

17.4 Revision and Supplement

对本合同的任何修改和补充，均须以书面进行，并由双方签字后生效，与本合同具有同等法律效力。

Any revision or supplement to this contract must be performed in writing, and takes effect after being signed by both parties, carrying equal legal effect with this contract.

17.5文字

17.5 Words

本合同以中文书写，本合同书中文文本一式四(4)份；甲方、乙方各执两(2)份。

This contract is written in Chinese. This contract, with Chinese text, is in quadruplicate; Party A and Party B holds two copies each.

17.6完整合同

17.6Completeness

本合同构成双方之间就本合同项下事项所达成的完整协议，并取代双方之间就此达成的一切许诺和协议。

This contract is a complete composition of agreements between two parties on the subject matter and replaces all promises and agreements earlier made between the two parties.

[English Translation of Attached Chinese Document]

附件一工业厂房清单

Appendix 1: Listing of Industrial Plant

附件二物业验收交接单

Appendix 2: Handover Sheet for checking and acceptance

附件三房屋所有权证等

Appendix 3: Property Ownership Certificate, etc

甲方(公章):

Party A (Seal):

授权代表（签章）：

Appointed representative (Seal):

联系电话：021-38252000

Contact phone: 021-38252000

开户行：交通银行上海周浦支行

Bank: Bank of Communication

Shanghai Branch

Zhoupu sub-Branch

银行帐号：310069134018010044556

Account No: 310069134018010044556

传真：021-38252000

Fax: 021-38252000

日期：

Date:

乙方(公章): Party B (Seal) 授权代表（签章）： Appointed representative (Seal): Contact phone: 传真： Fax: 日期： Date:

[English Translation of Attached Chinese Document]

附件一：工业厂房清单

Appendix 1: Listing of Industrial Plant

Ⅰ. 场地

Ⅰ. Site

场地坐落位置：该地块位于【康桥秀浦路3500号】，具体以《国有土地使用证》所附的红线图为准。

Location of the site: This Site is located at [KangqiaoXiupu Road, No. 3500], the specific is subject to the Redline Map of the attached “State-owned Land Use Certificate”.

土地使用权人：【上海马力索精密机械有限公司】

Land Use Rights Owner: [Shanghai Mariso Precision Machinery Co., Ltd]

用途：【工业】

Use: [Industrial]

使用权类型：【工业】

Category of Use Rights: [Industrial]

终止日期：【2056年12月30日止】

Expiry of term: [December 30, 2056]

使用权面积：【24101.2】

[English Translation of Attached Chinese Document]

Area if Use Rights: [24101.2]

土地使用权证号：【沪房地浦字2010第216261号】

Land Use Rights Certificate No.: [Hu Fang Di Pu Zi2010 No. 216261]

II.工业厂房

II. Industrial Plant

房地坐落：【康桥秀浦路3500号】

Location of the plant: [KangqiaoXiupu Road, No. 3500]

房地产权利人：【上海马力索精密机械有限公司】

Real estate Owner: [Shanghai Mariso Precision Machinery Co., Ltd]

共有情况：【无】

Joint ownership: [Nil]

登记时间：【2006年12月31日】

Registration date: [December 31, 2006]

总层数：【多层】

Total number of floors: [Many]

房屋结构：【砖混】

Building structure: [Brick and Concrete]

建筑面积：【17122.37】

Built-up area: [17,122.37]

房地产权证编号：【沪房地浦字2010第216261号】

Property Certificate No.: [Hu Fang Di Pu Zi2010 No. 216261]

[English Translation of Attached Chinese Document]

附件二：物业验收交接单

Appendix 2: Handover Sheet for Checking and Acceptance

序号 Serial No.	设施（设备） 名称 （mm*mm） Facility / Equipment	数量 Quantity	性能（状态) Function / Status	备注 Remark
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.
12.
13.
14.
15.

水表底数：0

Water meter: 0

电表底数：）（厂房）电表读数都为

Electricity meter: （Factory building）The electricity meter reads

交付方：XXX (盖章）

Deliverer: XXX (Seal)

经办人（签字)：

Handler (Signature):

年 月 日

Date: Year Month Day

[English Translation of Attached Chinese Document]

接收方：XXX (盖章)

Recipient: XXX (Seal)

经办人（签字)：

Handler (Signature):

年 月 日

Date: Year Month Day

备注：本物业验收交接单的签署代表甲方己经将租赁房屋及附属设施设备按约交付给了乙 方。

Remark: The signing of the Handover Sheet represents that Party A has handed over the leased buildings and its facilities and equipment to Party B

[English Translation of Attached Chinese Document]